exhibit 99.1

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                              FONAR CORPORATION

For Immediate Release                              FONAR Corporation NASDAQ-FONR

Contact:    Daniel  Culver                         110       Marcus        Drive
Director of Communications                         Melville,   New  York   11747
Web site:    www.fonar.com                         Telephone:   (631)   694-2929
Email:  investor@fonar.com                         Fax Number:  (631)   390-1709
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            FONAR ANNOUNCES 3RD QUARTER FISCAL 2011 FINANCIAL RESULTS
            NET INCOME SURPASSES $1 MILLION FOR 2ND STRAIGHT QUARTER

MELVILLE, NEW YORK, May 10, 2011 - FONAR Corporation (NASDAQ-FONR), today announced its earnings for the third quarter of fiscal 2011, ended March 31, 2011. The Company has net income for the past four quarters and net income from operations for the past five quarters.

Statement of Operations Items

For the quarter ended March 31, 2011, net income was $1.2 million and income from operations was $1.4 million. This is compared to the same period ended March 31, 2010, when the net loss was $8,000 and income from operations was $25,000. (For a Chart visit: (www.fonar.com/news/051011.htm).

For the nine months ended March 31, 2011, net income was $2.9 million as compared to a loss of $3.0 million for the nine-month period ended March 31, 2010.

Total revenues increased 15% to $8.7 million for the three-month period ended March 31, 2011, from $7.5 million for the corresponding quarter which ended one year earlier on March 31, 2010. Total revenues for the nine months ended March 31, 2011 were $25.4 million, as compared to the nine months ended December 31, 2010, one year earlier, when net revenues were $23.2 million.

Total operating costs and expenses decreased 3% from $7.5 million for the quarter ended March 31, 2010 to $7.3 million for the quarter ended March 31, 2011.

Revenues from product sales were $1.9 million for the fiscal quarter ended March 31, 2011 as compared to $2.0 million for the corresponding quarter ended March 31, 2010. Revenues from service and repair fees were $2.8 million for the fiscal quarter ended March 31, 2011 and the fiscal quarter ended March 31, 2010. FONAR's principal product is the UPRIGHT(R) Multi- Position(TM) MRI.

Significantly, revenues from the management and other fees segment (management of the ten FONAR UPRIGHT(R) Multi-Positioncc MRI diagnostic imaging centers segment) increased 46% from $2.7 million for the three months ended March 31, 2010, to $4.0 million for the three-month period ended March 31, 2011.

Balance Sheet Items

As of March 31, 2011 total current assets were $17.0 million, total assets were $26.4 million, total current liabilities were $24.3 million, and total long-term liabilities were $2.8 million.

As of March 31, 2011, total cash and cash equivalents and marketable securities were $2.4 million as compared to $1.3 million as of June 30, 2010.

As of March 31, 2011, the total stockholder's deficiency was $781,000 as compared to a total stockholder's deficiency of $5.8 million as of June 30, 2010, an improvement of $5.0 million.

NASDAQ Continued Listing

On October 14, 2010, the Company received a notice of non-compliance from The NASDAQ Stock Market, LLC, based upon NASDAQ Marketplace Listing Rule 5550(b)(1) which requires a minimum stockholders' equity requirement of $2.5 million for continued listing on The NASDAQ Capital Market. A hearing was held on March 17, 2011, and subsequently the NASDAQ Hearings Panel granted the Company an extension until May 11, 2011 to complete a newly proposed financing and regain compliance with the stockholders' equity requirement of $2.5 million.

The Company commenced a private placement of equity and succeeded in raising $6 million by May 2, 2011, which amount was more than sufficient to eliminate the stockholders' deficiency of $781,000 as of March 31, 2011 and achieve compliance with the stockholders' equity requirement of $2.5 million.

Significant Highlight

As of March 31, 2011, FONAR has now installed 150 FONAR UPRIGHT(R) Multi-Position(TM) MRIs. The 150th was installed in Hamburg, Germany during the recent quarter. It is the fourth UPRIGHT(R) MRI installed in Germany by Medserena, AG. At the time of the sale, Matthias Schulz, CEO of Medserena, said, "The first three UPRIGHT(R) Multi- Position(TM) MRI centers have had great success. With physicians all over Germany asking about this technology, it has become imperative for us to expand and install a fourth FONAR UPRIGHT(R) MRI scanner. This, is in spite of an intensely active MRI market in Germany, where there are already many conventional lie-down MRIs installed.

"The large number of requests coming from our physicians in Germany," said Mr. Schulz, "are arising because of the special medical need for FONAR's unique technology. "The German people tend to recognize the potential of any new technology quickly. We have been very successful in Germany with the FONAR
UPRIGHT(R) MRI and its power for scanning patients in multiple UPRIGHT(R) and recumbent positions because our physicians have quickly appreciated the benefits of this new technology and want their patients to have access to those benefits as soon as possible.

"With 50% of MRIs being of the spine, it is self-evident that to make a satisfactory imaging diagnosis of the spine, the spine needs to be supporting its normal weight load which the conventional lie-down MRI does not permit. We firmly believe that the FONAR UPRIGHT(R) Multi-Position(TM) MRI will become a standard for MRI diagnostics in Europe, especially in evaluating the spine."

Management Commentary

"We are proud that we have now accomplished one year of solid profitability," said Raymond Damadian, M. D., president and chairman of FONAR Corporation. "Our total net income for these last four quarters was approximately $3 million and is among the most profitable one year periods in the Company's history."

"At this time, all of the segments of our business are strong. Significantly, the management of the ten UPRIGHT(R) Multi-Position(TM) MRI centers has given us steady profitability that we can rely on regardless of the state of our economy. A major reason for our profitability has been the cost-control measures that we have taken and which continue to yield results. We are pleased with our accomplishments and plan to continue capitalizing on building a strong business and increasing shareholder value," said Dr. Damadian.


About FONAR

FONAR was incorporated in 1978, making it the first, oldest and most experienced MRI company in the industry. FONAR introduced the world's first commercial MRI in 1980, and went public in 1981. Since its inception, nearly 300 recumbent-OPEN MRIs and 150 UPRIGHT(R) Multi- Position(TM) MRI scanners worldwide have been installed. FONAR's stellar product line includes the Upright(TM) MRI (also known as the Stand- Up(TM) MRI), the only whole-body MRI that performs Position(TM) imaging (pMRI(TM)) and scans patients in numerous weight-bearing positions, i.e. standing, sitting, in flexion and extension, as well as the conventional lie-down position. The FONAR UPRIGHT(R) MRI often sees the patient's problem that other scanners cannot because they are lie-down only. The patient-friendly UPRIGHT(R) MRI has a near zero claustrophobic rejection rate by patients. As a FONAR customer states, "If the patient is claustrophobic in this scanner, they'll be claustrophobic in my parking lot." Approximately 85% of patients are scanned sitting while they watch a 42" flat screen TV. FONAR is headquartered on Long Island, New York.

                                        #

             For investor and other information visit: www.fonar.com

UPRIGHT(R) and STAND-UP(R) are registered trademarks and The Inventor of MR Scanning(TM), Multi-Position(TM), pMRI(TM), Dynamic(TM), Full Range of Motion(TM), True Flow(TM), The Proof is in the Picture(TM), Spondylography(TM), Spondylometry(TM) Landscape(TM), CSP(TM) and Upright Radiology(TM) are trademarks of FONAR Corporation.

This release may include forward-looking statements from the company that may or may not materialize. Additional information on factors that could potentially affect the company's financial results may be found in the company's filings with the Securities and Exchange Commission. ###

                      FONAR CORPORATION AND SUBSIDIARIES
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                (000's OMITTED)


ASSETS                                                    March 31,   June 30,
                                                            2011        2010
                                                         (UNAUDITED)
Current Assets:                                           ---------   ---------
  Cash and cash equivalents                               $   2,354   $   1,299

  Marketable securities                                          33          28

  Accounts receivable - net                                   6,577       4,821

  Accounts receivable - related parties - net                    30        -

  Medical receivables - net                                       2          25

  Management fee receivable - net                             3,033       2,569

  Management fee receivable - related medical
    practices - net                                           1,755       1,922

  Costs and estimated earnings in excess of
    billings on uncompleted contracts                           601         277

  Inventories                                                 2,192       2,826

  Advances and notes to related
    medical practices - net                                       -          83

  Current portion of notes receivable                           190         272

  Prepaid expenses and other current assets                     246         553
                                                          ---------   ---------
        Total Current Assets                                 17,013      14,675
                                                          ---------   ---------

Property and equipment - net                                  4,034       2,109

Notes receivable - net                                          229        -

Management agreement - net                                      504        -

Other intangible assets - net                                 4,009       4,291

Other assets                                                    565         554
                                                          ---------   ---------
        Total Assets                                       $ 26,354    $ 21,629
                                                          =========   =========

                      FONAR CORPORATION AND SUBSIDIARIES
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                (000's OMITTED)


LIABILITIES AND STOCKHOLDERS' DEFICIENCY                  March 31,   June 30,
                                                            2011        2010
                                                         (UNAUDITED)
Current Liabilities:                                      ---------   ---------
  Current portion of long-term debt and capital leases    $   2,148   $     579
  Current portion of long-term debt-related party              -             88
  Accounts payable                                            2,356       3,192
  Other current liabilities                                   8,151       8,065
  Unearned revenue on service contracts                       6,748       5,220
  Unearned revenue on service contracts - related parties        27        -
  Customer advances                                           4,693       4,813
  Billings in excess of costs and estimated
    earnings on uncompleted contracts                           188       2,743
                                                          ---------   ---------
      Total Current Liabilities                              24,311      24,700

Long-Term Liabilities:
  Accounts payable                                              115          63
  Due to related medical practices                              230         528
  Long-term debt and capital leases,
    less current portion                                      1,982       1,567
  Long-term debt less current portion-related party               -          72
  Other liabilities                                             497         475
                                                          ---------   ---------
      Total Long-Term Liabilities                             2,824       2,705
                                                          ---------   ---------
      Total Liabilities                                      27,135      27,405
                                                          ---------   ---------

                      FONAR CORPORATION AND SUBSIDIARIES
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                      (000's OMITTED, except share data)

                                                          March 31,   June 30,
LIABILITIES AND STOCKHOLDERS' DEFICIENCY                    2011        2010
  (continued)                                           (UNAUDITED)
                                                          ---------   ---------
STOCKHOLDERS' DEFICIENCY:

Class A non-voting preferred stock $.0001 par value;
453,000 and 1,600,000 shares authorized at March 31, 2011
and June 30, 2010, respectively; 313,451 issued and
outstanding at March 31, 2011 and June 30, 2010                -           -

Preferred stock $.001 par value; 567,000 and
2,000,000 shares authorized at March 31, 2011
and June 30, 2010, respectively;
issued and outstanding - none                                  -           -

Common Stock $.0001 par value; 8,500,000 and 30,000,000
shares authorized at March 31, 2011 and June 30, 2010,
respectively; 5,480,958 and 4,985,850 issued at
March 31, 2011 and June 30, 2010, respectively;
5,469,315 and 4,974,207 outstanding at March 31, 2011
and June 30, 2010, respectively                                   1           1

Class B Common Stock $ .0001 par value; 227,000 and
800,000 shares authorized at March 31, 2011 and
June 30, 2010, respectively; (10 votes per share), 158 issued
and outstanding at March 31, 2011 and June 30, 2010            -           -

Class C Common Stock $.0001 par value; 567,000 and 2,000,000 shares authorized at March 31, 2011 and June 30, 2010,
respectively; (25 votes per share), 382,513 issued
and outstanding at March 31, 2011 and June 30, 2010            -           -

Paid-in capital in excess of par value                      173,122     172,379
Accumulated other comprehensive loss                            (15)        (19)
Accumulated deficit                                        (174,339)   (177,271)
Notes receivable from employee stockholders                    (117)       (191)
Treasury stock, at cost - 11,643 shares of common stock
  at March 31, 2011 and June 30, 2010                          (675)       (675)
Non controlling interests                                     1,242        -
                                                          ---------   ---------
      Total Stockholders' Deficiency                           (781)     (5,776)
                                                          ---------   ---------
      Total Liabilities and Stockholders' Deficiency      $  26,354   $  21,629
                                                          =========   =========

                      FONAR CORPORATION AND SUBSIDIARIES
          CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                    (000's OMITTED, except per share data)

                                                     FOR THE THREE MONTHS ENDED
                                                                MARCH 31,

                                                            2011        2010
REVENUES                                                  ---------   ---------
  Product sales - net                                     $   1,855   $   1,955
  Service and repair fees - net                               2,769       2,778
  Service and repair fees - related parties - net                55          55
  Management and other fees - net                             2,726       1,738
  Management and other fees - related medical
    practices - net                                           1,249         988
     Total Revenues - Net                                     8,654       7,514
                                                          ---------   ---------
COSTS AND EXPENSES
  Costs related to product sales                              1,392       1,353
  Costs related to service and repair fees                      792         566
  Costs related to service and repair
    fees - related parties                                       16          11
  Costs related to management and other fees                  1,768       1,338
  Costs related to management and other
    fees - related medical practices                            616         703
  Research and development                                      453         528
  Selling, general and administrative                         2,064       2,708
  Provision for bad debts                                       175         282
                                                          ---------   ---------
     Total Costs and Expenses                                 7,276       7,489
Income From Operations                                        1,378          25

Interest Expense                                               (128)        (66)
Interest Expense - Related Party                               -            (21)
Investment Income                                                64          51
Interest Income - Related Party                                   -           2
Other (Expense) Income                                          (61)          1
                                                          ---------   ---------
Income (Loss) Before Non Controlling Interests                1,253          (8)
Net Income - Non Controlling Interests                          (69)       -
                                                          ---------   ---------
NET INCOME (LOSS) - Controlling Interests                 $   1,184   $      (8)
                                                          =========   =========
Net Income (Loss) Available to Common Stockholders        $   1,099   $      (8)
                                                          =========   =========
Net Income Available to Class C Common Stockholders       $      21   $    N/A
                                                          =========   =========
Basic Net Income (Loss) Per Common Share                  $    0.21   $   (0.00)
                                                          =========   =========
Diluted Net Income (Loss) Per Common Share                $    0.20   $   (0.00)
                                                          =========   =========
Basic and Diluted Income Per Share-Common C               $    0.05        N/A
                                                          =========   =========
Weighted Average Basic Shares Outstanding                 5,345,349   4,929,752
                                                          =========   =========
Weighted Average Diluted Shares Outstanding               5,472,853   4,929,752
                                                          =========   =========

                      FONAR CORPORATION AND SUBSIDIARIES
          CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                    (000's OMITTED, except per share data)
                                                       FOR THE NINE MONTHS
ENDED
                                                               MARCH 31,
..
                                                            2011        2010
REVENUES                                                  ---------   ---------
  Product sales - net                                     $   6,303   $   6,479
  Service and repair fees - net                               8,111       8,163
  Service and repair fees - related parties - net               165         165
  Management and other fees - net                             7,195       5,212
  Management and other fees - related medical
    practices - net                                           3,584       2,613
  License fees and royalties                                   -            585
     Total Revenues - Net                                    25,358
23,217
COSTS AND EXPENSES
  Costs related to product sales                              5,265       5,289
  Costs related to service and repair fees                    2,158       2,485
  Costs related to service and repair
    fees - related parties                                       44          50
  Costs related to management and other fees                  4,789       3,989
  Costs related to management and other
    fees - related medical practices                          1,988       2,208
  Research and development                                    1,060       2,159
  Selling, general and administrative                         6,192       9,042
  Provision for bad debts                                       606         659
                                                          ---------   ---------
     Total Costs and Expenses                                22,102      25,881
                                                          ---------   ---------
Income (Loss) From Operations                                 3,256      (2,664)

Interest Expense                                               (359)       (235)
Interest Expense - Related Party                                 (4)        (40)
Investment Income                                               160         203
Interest Income - Related Party                                   1           9
Other (Expense) Income                                          (53)         35
Loss on Note Receivable                                         -          (350)
Net Income (Loss) Before Non Controlling Interests            3,001
(3,042)
Net Income - Non Controlling Interests                          (69)       -


NET INCOME (LOSS) - Controlling Interests                 $   2,932   $  (3,042)
                                                          =========   =========
Net Income (Loss) Available to Common Stockholders        $   2,720   $  (3,042)
                                                          =========   =========
Net Income Available to Class C Common Stockholders       $      53   $    N/A
                                                          =========   =========
Basic Net Income (Loss) Per Common Share                  $    0.53   $   (0.62)
                                                          =========   =========
Diluted Net Income (Loss) Per Common Share                $    0.51   $   (0.62)
                                                          =========   =========
Basic and Diluted Income Per Share-Common C               $    0.14        N/A
                                                          =========   =========
Weighted Average Basic Shares Outstanding                 5,169,253   4,917,990
                                                          =========   =========
Weighted Average Diluted Shares Outstanding               5,296,757   4,917,990
                                                          =========   =========